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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 20, 2006
                Date of report (Date of earliest event reported)


                                IMAX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


          CANADA                       0-24216                   98-0140269
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                     Identification Number)


           2525 SPEAKMAN DRIVE, MISSISSAUGA, ONTARIO, CANADA, L5K 1B1
              (Address of Principal Executive Offices)     (Postal Code)


                                 (905) 403-6500
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 24, 2006, IMAX Corporation (the "Company") appointed Jeffrey Vance and Vigna Vivekanand to jointly hold the role of Principal Accounting Officer. Both of these individuals will also hold the title of Co-Controller. Mr. Vance
(35) is a Chartered Accountant who has worked with the Company since 2004, originally in the role of Manager, Business Operations and more recently as Director, Finance and Treasurer. Mr. Vance is a graduate of the University of Toronto. From 1994 to 2002, Mr. Vance worked at Arthur Andersen LLP as Audit Manager, Audit and Business Advisory Division; from 2002 to 2003 at FedEx Trade Networks Transport and Brokerage (Canada) Inc. as Assistant Director, Financial Administration and from 2003 to 2004 at Comstock Canada Ltd. as Eastern Region Controller and Manager of Administration. Mr. Vivekanand (36) has worked with the Company since 1999 in the role of Director, Finance. Mr. Vivekanand is a Chartered Accountant, who graduated from the University of Toronto and worked with KPMG, Omega Digital Data and Toronto Dominion Bank prior to joining the Company.

Messrs. Vance and Vivekanand succeed Kathryn Gamble, who had informed the Company in April 2006 of her desire to reduce her hours of work to pursue personal initiatives. On November 20, 2006, Ms. Gamble notified the Company of her resignation from the office of Controller and Principal Accounting Officer, however agreed to remain with the Company on a part-time basis in the role of Vice President, Finance and Special Projects.














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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 IMAX CORPORATION
                                 (Registrant)


Date:  November 24, 2006         By:       "G. Mary Ruby"
      -------------------            -------------------------------------------
                                     Name:  G. Mary Ruby
                                     Title: Senior Vice President, Legal Affairs
                                            and Corporate Secretary


                                   By:      "Mary Sullivan"
                                      ------------------------------------------
                                      Name:  Mary Sullivan
                                      Title: Senior Vice President
                                             Human Resources & Administration











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